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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       FEBRUARY 14, 2002
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                             GENESEE & WYOMING INC.
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               (Exact name of registrant as specified in charter)


        DELAWARE                         0-20847                06-0984624
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(State or other jurisdiction            (Commission          (IRS Employer
of incorporation)                       File Number)         Identification No.)


66 FIELD POINT ROAD, GREENWICH, CONNECTICUT                            06830
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code       (203) 629-3722
                                                  ------------------------------



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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

        On February 14, 2002, the Registrant announced that its Board of Directors approved a three for two common stock split, to be effected in the form of a 50% common stock dividend, payable March 14, 2002 to shareholders of record as of February 28, 2002.




                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  GENESEE & WYOMING INC.


Dated:  February 15, 2002                 By:   /s/  Alan R. Harris
                                                --------------------------------
                                                Alan R. Harris
                                                Senior Vice President